Business Update March 29-31, 2016 EXHIBIT 99.1

2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric Form 2015 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

3 • Overview • Long-Term Growth Update • Financial Update • Summary

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses 4 DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits ~80% of total earnings ~20% of total earnings

Our system of priorities is fundamental to how we create value for our shareholders 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 5

This focus on our priorities has provided successful results * Gallup Company Level Database ** J.D. Power 2015 Gas/Electric Utility Residential Customer Satisfaction Study(sm)(large providers) . Your experiences may vary. Visit jdpower.com *** Barclays report April 2015 6  Earned third consecutive Gallup Great Workplace award; ranked in top 15% in Gallup’s* employee engagement survey  Top quartile in residential customer satisfaction** for both DTE Electric and DTE Gas  Regulatory environment in Michigan is ranked in first tier***  Leader among peers in cost management  Recognized by Forbes Magazine as one of the most admired companies in the electric and gas sector

$2.35 $2.48 $2.62 $2.76 $2.92 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 We remain confident about delivering our 5%-6% operating EPS* growth target 7 * Reconciliation to GAAP reported earnings included in the appendix Operating EPS Dividend Actuals Forecast $4.73 2015 Operating EPS Total DTE Energy $4.82 Growth segments $4.73 Initial guidance $4.60 2016 Operating EPS Guidance Midpoint $4.93 Dividend per share 5.6% CAGR 2011 – 2015 (Annualized) $4.82 $3.75 $4.93 5.8% increase Operating EPS* 6.5% CAGR 2011 – 2015 $4.60 Growth Segments Initial guidance (dollars per share)

8 • Overview • Long-Term Growth Update • Financial Update • Summary

9 • Key elements focus on:  Retail open access capacity and reliability requirements  Integrated resource planning  Renewable energy and energy efficiency • Focus of activity is in the Senate Energy legislation continues to be a priority for the state

~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 10 ~$10 2011 – 2015 Actual P&I GSP Gas Electric Distribution and generation infrastructure improvements drive capital investments through 2020 (billions)

Electric generation and infrastructure renewal will significantly increase investment in the decade ahead 32% DTE Electric Total Investment ~$8.2 ~$9.7 2016-2020 2021-2025 ~$7.1 2011-2015 New generation Distribution infrastructure 11 Maintenance and other projects (billions)

Over the next 10 years we plan to invest ~$6.5 billion to $10.5 billion in distribution infrastructure



(billions)
DTE Electric Total Investment
~$18
New generation
Distribution infrastructure
Maintenance and other projects
2016-2025
Base Case
~$6.5
Potential Investment
~$10.5
Base
Infrastructure redesign
Infrastructure resilience
Technology

12

32% Coal Retirements 2030 Scenario 55% 2015 Gas / Renewables Additions 20% 15% 12.4 (3.5) 25% 15%-30% 15% Nuclear / Other Gas Renewables Coal 10% 30%-45% DTE Electric Capacity (GW) 12 - 13 13 3.3 - 4.5 Our generation mix shifts from coal to natural gas and renewables Note: Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements, Michigan and EPA policies and the recent supreme court decision pertaining to the CPP

Coal retirements will commence in the 5 year window and then accelerate after 2020 32% 2015 2016 - 2020 2021 - 2025 ~1,825 MW ~125 MW ~550 MW 2026 - 2030 ~1,000 MW DTE Coal Retirement Timeline (Scenario*) * Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements, Michigan and EPA policies and the recent supreme court decision pertaining to the CPP 14 Total Retirements ~3,500 MW

Investment in our gas utility will increase significantly over the next 5 years 15 2011-2015 2016-2020 ~$1.1 ~$1.6 DTE Gas Total Investment Base infrastructure Infrastructure renewal NEXUS related (billions)

Expanded main renewal program is focused on upgrading the gas system 16 • Replacing ~4,000 miles of cast iron and unprotected steel main • $600 million investment from 2016-2020 • Renewal timeline cut in half, from 50 years to ~25 years • Directly creates and supports Michigan jobs

The DTE Gas system will be expanded to support the NEXUS interconnection • $200 million of NEXUS related investment at DTE Gas through 2017 • Spend primarily for additional compression • Supported by long-term transport agreement with NEXUS DTE Gas service area NEXUS DTE Gas 17

Average Annual Residential Bill* DTE Electric We are managing customer affordability even with requested rate increases 18 $1,223 $1,225 2012 2013 2014 2015 2016E 2017E Average Annual Residential Bill** DTE Gas $910 $830 2012 2013 2014 2015 2016E 2017E 9% Flat ** Assumes normal weather and implementing $180 million rate increase beginning November 2016 * Assumes average usage per year times the average residential rate per year and implementing $344 million rate increase beginning August 2016 (dollars)

19 NEXUS Pipeline DTE Gas DTE Storage Marcellus Shale Utica Shale Bluestone Pipeline Bluestone Gathering System Michigan Gathering Gas Storage & Pipelines is well positioned around premium shale plays in North America Headquarters Regional offices

NEXUS project continues to progress and is located in the most economical geology in the country

DTE Energy


Enbridge
Service Territory
Toronto
Union Gas
Service Territory
Enbridge
Tecumseh
Storage
DTE
Gas
DTE
Storage
Union Gas
Dawn Storage
Detroit
Vector
Cleveland
NY
Utica
Shale
PA
Marcellus
Shale
Utica Dry Gas
Core
Natural Gas LDC
Industrial Customer
Power Generation
OH
TGP
Texas Eastern

- 1.5 Bcf/d pipeline; ~250 miles of pipe
- 50% ownership with Spectra Energy
- GSP expected investment $1 billion
- Project is on track:
  - ~2/3 contracted (50% utilities / 50% producers); in advanced discussions on additional volumes
  - Interconnect agreements in Ohio could provide additional load of 1.75 Bcf/d
  - FERC filing 4Q15; in-service expected 4Q17
  - OEB approval 4Q15
  - Ordered compressors 1Q16

20

0 5 10 15 20 25 30 2010 2015 2020 2025 2016 Forecast Utica / SW Marcellus Supply Growth (Bcf/d) Actuals 2012 Forecast 2013 Forecast 2014 Forecast 2015 Forecast Strong results from the Utica and Marcellus region are increasing expectations for the basin 21 Source: IHS CERA US Shale Basin Economics (NYMEX Gas Price Required for 15% After-Tax IRR) $ / MMBtu $2 $4 $5 $0 Marcellus – NE Core Utica – Dry Gas Utica – Wet Gas Marcellus – SW $3 $1 Source: Credit Suisse February 2016 report

Contractual commitments materially expand the Millennium pipeline

DTE Energy



NY
MILLENNIUM
CORNING C.S
BLUESTONE
Valley Lateral
PA
MARCELLUS SHALE
Expansion
RAMAPO
NJ

- Millennium expansion: ~200 MMcf/day
  - FERC pre-filing 1Q16; in-service expected 2H18
- Valley Lateral: ~130 MMcf/day on new 8 mile lateral
  - FERC filing 4Q15; in-service expected 2Q17
- Working with interested parties on additional expansion opportunities

22

Gas Storage & Pipelines is focused on continued success in pipeline and gathering • Accelerated Marcellus development in 2015 delivered 30% year over year earnings growth • Earnings growth driven by both pipeline and gathering platforms • Assessing investment opportunities given current sector dynamics Near-Term • Current sector dynamics not expected to impact targets • Growth driven by – Further Millennium and Bluestone development – NEXUS project operational and potential expansions – Bolt on acquisitions to complement existing assets Long-Term Operating earnings* 2015 Actual $107 million 2016 Guidance $105-115 million Operating earnings* 2020 Target $170 million Capital investment 2016-2020 $2.0-2.6 billion * Reconciliation to GAAP reported earnings included in the appendix 23

Power & Industrial Projects serves its customers from 66 sites in 17 states 24 Industrial Energy Services Renewable Energy Reduced Emissions Fuel

Power & Industrial Projects operates within three distinct business lines

Industrial Energy Services

- On-site utility services for industrial and commercial customers
- Coke and pulverized coal for steel customers


DTW Airport, Michigan

Typical contract 5-20 years

Current duration* ~6+ years

Renewable Energy

- Wood-fired power plants
- Landfill gas to energy projects


Mt. Poso Waste Wood Project, California

Typical contract 10-25 years

Current duration* ~15 years

Reduced Emissions Fuel (REF)

- Projects reduce emissions from coal-fired plants
- Utility contracted


Gallia Fuels Project, Ohio

Current duration ~5 years

* Current duration does not include expected contract extensions

25

Power & Industrial Projects is focused on replacing REF earnings over the 5 year outlook • 2016 earnings in line with 2015 actuals • Higher REF earnings offset by lower steel related earnings Near-Term • Grow cogeneration portfolio • Pursue strategic asset acquisitions • Maximize REF opportunities through 2021 Long-Term Operating earnings* 2015 Actual $95 million 2016 Guidance $90-100 million * Reconciliation to GAAP reported earnings included in the appendix 26 Operating earnings* 2020 target $105 million Capital investment 2016-2020 $0.6-0.9 billion

• Overview • Long-Term Growth Update • Financial Update • Summary 27

We are confident we will achieve our 2016 operating EPS* guidance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Guidance 2015 Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 $0 $864 - $910 180 $562 132 107 95 (48) $848 $4.73 $15 $863 179 $4.82 28 Drivers Infrastructure improvements Infrastructure improvements Pipeline and gathering platforms Lower steel earnings offset by REF (millions, except EPS)

Cash Flow Summary DTE Energy 2016 Cash Flow and Capital Guidance 2015 Actual 2016 Guidance Cash From Operations* $1.9 $1.8 Capital Spending (2.3) (2.7) Free Cash Flow ($0.4) ($0.9) Asset Sales & Other $0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.4) Debt Financing: Issuances $1.1 $1.9 Redemptions (0.3) (0.5) Change in Debt $0.8 $1.4 * Includes ~$0.2b and ~$0.1b of equity issued for employee benefit programs in 2015 actuals and 2016 guidance, respectively Capital Expenditures Summary (millions) 2015 Actual 2016 Guidance DTE Electric Distribution Infrastructure $579 $610 New Generation 316 150 Maintenance & Other 892 790 $1,787 $1,550 DTE Gas Base Infrastructure $184 $220 NEXUS Related 2 110 Main Replacement** 87 100 $273 $430 Non-Utility $299 $520 – 720 Total $2,359 $2,500 - 2,700 ** Includes Main renewal / Meter Move-out / Pipeline Integrity (billions) 29

Previous Plan Current Plan Planned Equity Issuances 2016-2018 Extension of bonus depreciation is a key driver of lower planned equity issuances • Bonus depreciation provides a total estimated cash benefit of $300 million to $400 million over the 5 year period • Lower planned equity compared to previous forecast 30 $800 $200 - $300 (millions)

25% 21% 2014 2015 2016-2018E 51% 52% 2014 2015 2016-2018E Leverage* A strong balance sheet remains a key priority to support growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Completed 2015 equity issuances of ~ $200 million − Targeting $100 million equity issuance in 2016 • Completed 2015 long term debt issuance of ~ $1 billion • $1.5 billion of available liquidity as of December 31, 2015 • Consistently maintain strong balance sheet metrics • Fitch Ratings 1Q16 upgrade − DTE Energy unsecured to BBB+ − DTE Electric senior secured to A+ 31 ** Funds from Operations (FFO) is calculated using operating earnings

32 • Overview • Long-Term Growth Update • Financial Update • Summary

• Exceeded our operating EPS* growth target with historical growth of 6.5% • Targeting 5% to 6% operating EPS* growth ‒ 2015 growth segments provided a 5.6% year over year increase ‒ Grow dividends in line with earnings • Constructive state policy, coupled with a focus on operational excellence and strong customer satisfaction provide a foundational basis for utility investment • Strategic growth opportunities in non-utility businesses provide diversity in earnings and geography * Reconciliation to GAAP reported earnings included in the appendix Summary 33

Detroit is in the midst of a revitalization 34 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

Appendix

DTE is focused on retiring its aging coal fleet, with some facilities upwards of 60 years old Facility Year in Service Belle River 1984 & 1985 Monroe 1971, 1973 & 1974 River Rouge 1957 & 1958 St. Clair 1953, 1954, 1959, 1961 & 1969 Trenton Channel 1949 & 1968 Source: DTE Energy 2015 10-K 36

DTE Electric plans $8.2 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E Distribution infrastructure New generation Maintenance and other projects* 2016E - 2020E Total ~$14.6B ~$19.7B YE Rate Base** ~$662M ~$886M Depreciation * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital $1,200 $8,200 $3,800 $3,200 $1,787 $1,550 $1,450 $1,700 $1,700 $1,800 37 Targeting 6% - 7% growth (millions)

DTE Gas plans $1.6 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E 2016E - 2020E Total Base infrastructure Main Replacement* NEXUS related $1,600 $200 $600 $800 ~$3.3B ~$4.6B - $4.7B YE Rate Base** ~$102M ~$137M Depreciation ** Includes working capital (millions) $273 $430 $375 $265 $265 $265 38 * Includes main renewal, meter move-out and pipeline integrity Targeting 7% - 8% growth

Approved by MPSC on December 11, 2015 Filed December 18, 2015 Filed February 1, 2016 DTE Electric Rate Case 2014 DTE Gas Rate Case 2015 DTE Electric Rate Case 2016 39 DTE rate case highlights • Rate recovery: $243 million • Test year: July 1, 2015 to June 30, 2016 • Return on Equity: 10.3% • Cost of Capital: 5.70% • Capital Structure: 50% debt, 50% equity • Rate Base: $13.4 billion • Requested rate recovery: $183 million • Test year: November 1, 2016 to October 31, 2017 • Self implementation: on or after November 1, 2016 • Return on Equity: 10.75% • Cost of Capital: 6.04% • Capital Structure: 52% debt, 48% equity • Rate Base: $3.7 billion • Last rate case order December 2012 • Requested rate recovery: $344 million • Test year: August 1, 2016 to July 31, 2017 • Self implementation: on or after August 1, 2016 • Return on Equity: 10.5% • Cost of Capital: 5.71% • Capital Structure: 50% debt, 50% equity • Rate Base: $14.5 billion

Michigan’s economy continues to improve 40 Source: IHS 15.1 15.8 18.4 20.5 22.6 2013 2014 2015 2016E 2017E Unemployment Rate Housing Start Ups (000s) Detroit Metro ranked 8th in the number of new or expansion projects* Lowest unemployment in Michigan since 2001 7th most competitive state for job creation* Michigan has the most new manufacturing jobs since 2009** $407 $414 $419 $428 $436 2013 2014 2015 2016E 2017E Gross State Product (billions) 6th best state to make a living in 2015*** * Source: Site Selection magazine ** Source: State of Michigan website *** Source: Forbes 8.5% 7.1% 5.4% 5.0% 4.8% 2013 2014 2015 2016E 2017E

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Expansion #1 0.2 2H 2018 Total Planned Capacity 1.0 Bluestone Pipeline (bi-directional) 0.9 Expansion #3 0.1 4Q 2016 Total Planned Capacity 1.0 Vector Pipeline 1.3 NEXUS Pipeline 1.5 4Q 2017 41

2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2015 — Net Income (millions)

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 542	$ 132	$ 107	$ 16	$ (48)	$ 749	$ (22)	$ 727
2011/2012 PSCR* disallowance	12					12		12
Tree trimming disallowance	8					8		8
Contract termination				10		10		10
Plant closure				69		69		69
Natural gas pipeline refund							(10)	(10)
Certain mark-to-market transactions							47	47
Operating Earnings	$ 562	$ 132	$ 107	$ 95	$ (48)	$ 848	$ 15	$ 863

2015 — EPS

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 3.02	$ 0.73	$ 0.60	$ 0.09	$ (0.27)	$ 4.17	$ (0.12)	$ 4.05
2011/2012 PSCR* disallowance	0.07					0.07		0.07
Tree trimming disallowance	0.05					0.05		0.05
Contract termination				0.05		0.05		0.05
Plant closure				0.39		0.39		0.39
Natural gas pipeline refund							(0.05)	(0.05)
Certain mark-to-market transactions							0.26	0.26
Operating Earnings	$ 3.14	$ 0.73	$ 0.60	$ 0.53	$ (0.27)	$ 4.73	$ 0.09	$ 4.82

* Power Supply Cost Recovery

42

2011 – 2015 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)					EPS				
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
DTE Energy Report Earnings	**$ 711**	**$ 610**	**$ 661**	**$ 905**	**$ 727**	**$4.18**	**$3.55**	**$3.76**	**$5.10**	**$4.05**
DTE Electric										
Fermi 1 asset retirement obligation	9					0.05				
2011/2012 PSCR disallowance					12					0.07
Tree trimming disallowance					8					0.05
DTE Gas										
Gas Storage & Pipelines										
Power & Industrial Projects										
Coke oven gas settlement		7					0.04			
Chicago Fuels terminal sale		2					0.01			
Pet coke mill impairment		1					0.01			
Asset impairment			4					0.02		
Contract termination					10					0.05
Plant closure					69					0.39
Energy Trading										
Certain mark-to-market transactions			55	(102)	47			0.31	(0.57)	0.26
Natural gas pipeline refund					(10)					(0.05)
Corporate & Other										
Michigan corporate income tax adj.	(87)					(0.50)				
Investment impairment				5					0.03	
NY state tax law change				8					0.04	
Unconventional Gas										
Discontinued operations	3	56				0.02	0.33			
DTE Energy Operating Earnings	**$ 636**	**$ 676**	**$ 720**	**$ 816**	**$ 863**	**$3.75**	**$3.94**	**$4.09**	**$4.60**	**$4.82**

43

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 44